UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

BROOKE CORPORATION

(Exact name of registrant as specified in its charter)

KS	001-31698	48-1009756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10950 Grandview Drive, Suite 600, Overland Park, KS	66210
(Address of principal executive offices)	(Zip Code)

(913) 661-0123

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On February 8, 2007, Brooke Corporation (“Brooke”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Brooke Credit Corporation, its finance company subsidiary (“BCC”), Oakmont Acquisition Corp. (“Oakmont”), and Oakmont Kansas, Inc. Under the terms of the Merger Agreement, BCC was to be involved in a two-step, three-party merger of BCC, Oakmont and Oakmont Kansas, Inc., with Oakmont Kansas, Inc. surviving as a Kansas corporation and changing its name to “Brooke Credit Corporation.” On February 9, 2007, Brooke filed a Form 8-K disclosing the entry by Brooke and BCC into the Merger Agreement.

On April 30, 2007, Brooke, BCC and Oakmont entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”), pursuant to which the structure of the proposed transaction was changed to a single-step, two-party merger of BCC with and into Oakmont, with Oakmont surviving as a Delaware corporation and changing its name to “Brooke Credit Corporation.” Oakmont Kansas, Inc. is no longer a party to the agreement. The other material terms of the merger remain unchanged.

The foregoing summary of the Amended Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Amended Merger Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Brooke, BCC or Oakmont. The representations, warranties and covenants contained in the Amended Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Amended Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Amended Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amended Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Brooke, BCC or Oakmont or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Amended Merger Agreement, which subsequent information may or may not be fully reflected in Brooke’s or Oakmont’s public disclosures.

Important Additional Information will be filed with the SEC:

In connection with the proposed Merger, Oakmont has prepared and filed with the Securities and Exchange Commission (“SEC”) preliminary proxy statements, may prepare and file with the SEC one or more additional preliminary proxy statements, and will prepare a definitive proxy statement for the stockholders of Oakmont to be filed with the SEC. Stockholders of Oakmont are advised to read, when available, Oakmont’s preliminary proxy statements and definitive proxy statement in connection with Oakmont’s solicitation of proxies for the special meeting because these statements will contain important information regarding BCC and the transaction. The definitive proxy statement will be mailed to Oakmont stockholders as of a record date to be established for voting on the merger. Oakmont stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Oakmont Acquisition Corp., 33 Bloomfield Hills Parkway, Suite 240. Bloomfield Hills, MI 48304. The preliminary proxy statements and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov ).

Brooke and BCC do not as a matter of course make long-term public projections as to future sales, earnings, or other results. However, the preliminary proxy statement filed by Oakmont with the SEC on May 2, 2007, contains in Annex F thereto projected financial information prepared by BCC’s management for inclusion in a confidential information memorandum provided to Oakmont in connection with their discussions of a possible transaction. These projections were prepared in July 2006, have not been updated since that time, and do not reflect any changes in BCC or its business that have occurred since that time or that may occur in connection with the consummation of the merger with Oakmont. Further, the projected financial information set forth in Annex F to such preliminary proxy statement was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the Securities and Exchange Commission, generally accepted accounting principles or the guidelines established by the American Institute of Certified Public Accountants with respect to the preparation and presentation of projected financial information, but, in the view of BCC’s management and subject to the key assumptions described in such Annex F, was prepared on a reasonable basis and presents, to the best of BCC management’s knowledge and belief as of the date of its preparation, the expected course of action and the expected future financial performance of BCC. However, this information is not fact and should not be relied upon as being necessarily indicative of future results for Brooke or BCC, and readers of any preliminary proxy statement or any definitive proxy statement in which this information appears are cautioned not to place undue reliance on the projected financial information. The financial projections are included in the proxy materials solely for the purpose of giving Oakmont stockholders access to the same non-public information that was provided to the Oakmont board of directors.

The projected financial information included in the preliminary proxy statement filed by Oakmont on May 2, 2007 was prepared by, and is the responsibility of, BCC’s management. Summers, Spencer & Callison, CPAs, Chartered, neither examined nor compiled such projected financial information and, accordingly, Summers, Spencer & Callison, CPAs, Chartered does not express an opinion or any other form of assurance with respect thereto. The Summers, Spencer & Callison, CPAs, Chartered report incorporated by reference into such preliminary proxy statement relates to BCC’s historic financial information. It does not extend to the projected financial information and should not be read to do so.

The assumptions and estimates underlying such projected financial information are inherently uncertain and, though considered reasonable by BCC’s management as of the date of its preparation, are subject to significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information, including, among others, risks and uncertainties due to general business, economic, regulatory, market and financial conditions, as well as changes in BCC’s business, financial condition or results of operations. Accordingly, the projected results may not be indicative of BCC’s or Brooke’s future performance and there is no assurance that the actual results of BCC or Brooke will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in such preliminary proxy statement should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved.

Brooke and BCC do not generally publish their business plans and strategies or make external disclosures of their anticipated financial position or results of operations. Accordingly, neither Brooke nor BCC intend to update or otherwise revise the projected financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, neither Brooke nor BCC intend to update or revise the projected financial information to reflect changes in general economic or industry conditions.

Brooke, BCC and Oakmont and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Oakmont’s stockholders with respect to the merger contemplated by the Amended Merger Agreement. Information about Oakmont’s directors and executive officers is available in its Form 10-KSB for the year ended December 31, 2006, filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by Oakmont with the SEC when it becomes available.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

2.1	Amended and Restated Agreement and Plan of Merger dated April 30, 2007 by and among Oakmont Acquisition Corp., Brooke Credit Corporation and Brooke Corporation.*

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Brooke agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROOKE CORPORATION

Date: May 4, 2007	By:	/s/ Anita F. Larson
Anita F. Larson
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger dated as of April 30, 2007 by and among Oakmont Acquisition Corp., Brooke Credit Corporation and Brooke Corporation.*

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Brooke agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.